OFFICIAL RECORDS OF
                                            MARICOPA COUNTY RECORDER
                                                  HELEN PURCELL
                                          20051778200 11/23/2005 01:17
                                              ELECTRONIC RECORDING

                                          1499771-3-3-2-2--
When recorded, mail to:                   Esquivela
CRAIG K. WILLIAMS, ESQ.
SNELL & WILMER L.L.P.
Attention: Peggy L. Lundquist, CLA
One Arizona Center
400 East Van Buren
Phoenix, AZ 85004-2202
Telephone: (602) 382-6000

Re: Laurus Master Fund, Ltd./American Water Star
File No. 61005.0022

                        NOTICE OF TRUSTEE'S SALE
                        ------------------------

    All real property interests, including, without limitation, all trust property and fixtures described herein, and under the deed of trust described herein, will be sold, pursuant to power of sale under that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing executed by American Water Star, Inc., A Nevada corporation, as trustor, in which Laurus Master Fund, Ltd., is named as the original beneficiary, and Chicago Title Insurance Company, is named as the orginal trustee, dated as of July 22, 2005, and recorded on July 28, 2005, as Instrument No. 2005-1068073 in the Official Records of Maricopa County, Arizona (the "Deed of Trust"), at public auction to the highest bidder at the following time, day and location: 1:30 p.m. o'clock p.m., the 2nd day of March, 2006, at the law offices of Snell & Wilmer L.L.P., One Arizona Center, 400 East Van Buren, 19th Floor, Phoenix, Arizona.

PURPORTED STREET               3910 East Wier Avenue
ADDRESS OR                     Phoenix, Arizona 84040
IDENTIFIABLE LOCATION OF
TRUST PROPERTY:

LEGAL DESCRIPTION OF           PARCEL NO. 1
PROPERTY:                      Lot 1, Circle K Campus, according to Book
                               370 of Maps, page 14, records of Maricopa
                               County, Arizona.

                               PARCEL NO. 2
                               Reciprocal easement for drainage, access and utility purposes as set forth in Agreement recorded April 18, 1989 in Document No. 89-175430, and amended in Document No. 93-801405, Records of Maricopa County, Arizona.

                               Together with all buildings, improvements and fixtures thereon.

TAX PARCEL NO.                 122-74-170-4


         THIS IS AN ATTEMPT TO COLLECT A DEBT. ANY INFORMATION OBTAINED
                       WILL BE USED FOR THAT PURPOSE.


ORIGINAL PRINCIPAL             $5,000,000.00 and $1,286,098.61
BALANCE:

NAME AND ADDRESS OF            Laurus Master Fund, Ltd.
ORIGINAL BENEFICIARY:          825 Third Avenue, 14th Floor
                               New York, NY 10022

                               Laurus Master Fund, Ltd.
                               Attention: John Tucker, Esq.
                               825 Third Avenue, 14th Floor
                               New York, NY 10022

                               Laurus Master Fund, Ltd.
                               c/o Loeb & Loeb LLP
                               Attention: Scott Giordano, Esq.
                               345 Park Avenue
                               New York, NY 10154

                               Laurus Master Fund, Ltd.
                               c/o Laurus Capital Management LLC
                               152 West 57th Street
                               New York, NY 10019


NAME AND ACCRESS OF            American Water Star, Inc., a Nevada
CURRENT TRUSTOR:               corporation
                               Attenion: Roger Mohlman
                               4560 S. Decatur Blvd, Ste. 301
                               Las Vegas, NV 89103

                               American Water Star, Inc., a Nevada
                               corporation
                               3910 East Wier Avenue
                               Phoenix, AZ 85040

NAME AND ADDRESS OF            CRAIG K. WILLIAMS, ESQ.
TRUSTEE:                       SNELL & WILMER L.L.P.
                               One Arizona Center
                               400 East Van Buren
                               Phoenix, AZ 85004-2202


         THIS IS AN ATTEMPT TO COLLECT A DEBT. ANY INFORMATION OBTAINED
                       WILL BE USED FOR THAT PURPOSE.


    DATED: November 21, 2005.


                                       /s/ Craig K. Williams
                                       CRAIG K. WILLIAMS, Trustee
                                       Manner of Qualification: Member of
                                       the State Bar of Arizona, pursuant
                                       to A.R.S. Sec. 33-803(A)(2).

    SUBSCRIBED AND SWORN to before me on this 21st day of November, 2005, by Craig K. Williams.

                                       /s/ Betty Linck
                                       Notary Public

My Commission Seal:

        OFFICIAL SEAL
         BETTY LINCK
NOTARY PUBLIC - State of Arizona
       MARICOPA COUNTY
 My Comm. Expires Sept. 4, 2009


         THIS IS AN ATTEMPT TO COLLECT A DEBT. ANY INFORMATION OBTAINED
                       WILL BE USED FOR THAT PURPOSE.